American Beacon FEAC Floating Rate Income Fund

Supplement dated October 23, 2024 to the

Prospectus and Summary Prospectus,

each dated January 1, 2024, as previously amended or supplemented

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Board of Trustees of the American Beacon Funds has approved a change to the non-fundamental policy of the American Beacon FEAC Floating Rate Income Fund (the “Fund”) with respect to the investment of at least 80% of its net assets (plus the amount of any borrowings for investment purposes), effective January 1, 2025. The revised policy clarifies that floating-rate loans must be income-producing to be considered compliant with the 80% policy and adds exchange-traded funds as a security type that may satisfy the 80% policy. Therefore, effective January 1, 2025, the following changes are made to the Fund’s Prospectus and Summary Prospectus, as applicable:

A.	On page 2 of the Prospectus and Summary Prospectus, under the heading “Fund Summary – American Beacon FEAC Floating Rate Income Fund - Principal Investment Strategies,” this section is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income-producing floating-rate loans, other income-producing floating-rate debt securities and exchange-traded funds that invest in such instruments.

The sub-advisor utilizes a combination of top-down and bottom-up research-intensive approaches to achieve the Fund’s objective by identifying fundamentally attractive investments that pay income in the form of interest at variable (i.e., floating) rates based on leading indices, such as the Secured Overnight Financing Rate (“SOFR”), among others, with or without a floor plus a fixed spread. The sub-advisor’s top-down approach includes seeking to establish industry weights by understanding the variables affecting each industry and, therefore, the economy as a whole. The bottom-up approach utilizes the sub-advisor’s proprietary credit technology to analyze quantitative information about all potential investments, combined with fundamental qualitative analysis. The sub-advisor seeks to invest a significant portion of the Fund’s assets in loans that offer attractive relative value, with smaller portions invested in loans deemed likely to outperform the broader market in the near term and in loans that the sub-advisor believes will be driven by specific catalysts and are opportunities for the sub-advisor to take a high-conviction position.

The Fund invests primarily in U.S. dollar-denominated senior secured floating rate corporate loans made by banks and other large financial institutions to various domestic companies. To a lesser extent, the Fund may invest in loans made to foreign companies as well. Floating rate loans are generally senior in the borrowing companies’ capital structures and are typically wholly or partially secured by assets of the borrowing company. In an attempt to create a portfolio with an optimal blend of eligible instruments, the Fund may also invest in fixed-rate debt securities, which may be unsecured, and collateralized loan obligations. The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. To efficiently obtain exposure to eligible instruments, from time to time, the Fund may invest in one or more exchange-traded funds that invest in such instruments.

The Fund’s investments are primarily below investment grade quality (commonly referred to as “high yield” or “junk” quality obligations) and have below investment grade credit ratings or may be unrated but deemed by the sub-advisor to be of equivalent quality. Credit investments rated below investment grade are generally regarded as

FEAC-20241023

having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. A significant portion of the Fund’s investments may be unregistered, restricted as to their resale, and may trade in decentralized markets. Additionally, most floating rate loans in the Fund may be considered “covenant-lite” based on the types of lender protections and borrower obligations in the loan agreements.

The sub-advisor’s investment process also incorporates the sub-advisor’s environmental, social, and/or governance (“ESG”) analysis as a consideration in the assessment of existing and potential investments, which may assist in more discretely identifying certain investment risks and opportunities that may not be apparent absent such consideration. Such analysis can include the review of the composition of company boards, trends in diversity statistics, employee turnover, emissions statistics, energy utilization, waste output statistics, and business interruption policies and procedures. The sub-advisor’s research team also reviews ESG data specific to certain industries, such as the existence of anti-money-laundering and other regulatory violations for casino and gaming companies, or environmental non-compliance violations for manufacturing and industrial companies. Importantly, ESG information is just one investment consideration, and ESG considerations are considered along with traditional credit assessment considerations and are not solely determinative in any investment decision made by the sub-advisor. In addition, the sub-advisor does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. The sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks.

In managing the Fund, the sub-advisor seeks to invest in a portfolio that it believes will be less volatile over time than the general loan market. The Fund invests in securities without regard to maturity or duration and may invest in obligations of companies of all sizes. The Fund has a target investment life cycle of 18 to 24 months and does not employ a “buy-and-hold” strategy. The sub-advisor generally sells a security when it believes its projected future return becomes unattractive relative to the rest of the portfolio or the investable universe.

The coupons on floating rate loans and other floating-rate debt securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates increase, interest payable to the Fund may lag behind the increases in market rates or may have limits on the maximum increases in interest rates. As short-term interest rates decline, interest payable to the Fund typically decreases. Floating rate loans typically have mandatory and optional prepayment provisions (also referred to as “calls”). Because of prepayments or calls, the actual remaining maturity of a loan may be considerably less than its stated maturity, and if a floating rate loan is prepaid, the Fund will have to reinvest the proceeds in other loans or instruments which may have lower spreads over their applicable reference rates. In such a case, the amount of interest paid to the Fund would likely decrease.

The Fund may invest a portion of its assets in cash, cash equivalents or other high-quality fixed-income securities in such amounts as the sub-advisor deems appropriate, including when the sub-advisor believes the Fund needs to retain cash. The Fund may invest cash balances in a government money market fund advised by the Manager, with respect to which the Manager receives a management fee. Any such instruments held by the Fund for cash management or defensive investing purposes can fluctuate in value.

B.	On page 8 of the Prospectus, under the heading “Additional Information About the Fund - Additional Information About Investment Policies and Strategies – 80% Investment Policy,” the first paragraph is deleted and replaced with the following:

The Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income-producing floating-rate loans, other income-producing floating-rate debt securities and exchange-traded funds that invest in such instruments.

******************************************************************************

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

FEAC-20241023